PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2015
Property, Plant And Equipment

Property, plant and equipment consisted of the following:

	As of September 30,
	2014	2015
	US$	US$
Buildings	6,033	5,826
Electronic and office equipment	9,896	12,207
Leasehold improvement and building improvement	511	1,872
Motor vehicles	1,563	1,616

Total	18,003	21,521
Less: Accumulated depreciation	(7,282)	(8,605)

	10,721	12,916